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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                   Pursuant to Section 13 or 15d of the

                    Securities and Exchange Act of 1934


                        ---------------------------

                     Date of Report (Date of earliest
                      event reported) August 29, 1994


                              WLR Foods, Inc.
          (Exact name of registrant as specified in its charter)
     Virginia                  0-17060                54-1295923
(State of Incorporation) (Commission File Number)    (IRS Employer
                                                   Identification No.)

     P.O. Box 7000                                      22815
Broadway, Virginia                               (Zip Code)
(Address of Principal executive offices)


                              (703) 896-7001
                      (Registrant's telephone number,
                           including area code)


                      Exhibit Index is on Page _____

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Item 2.   Acquisition of Assets

          Pursuant to the terms of an Asset Purchase Agreement dated July 27, 1994, between WLR Foods, Inc. (the Registrant), Wampler-Longacre, Inc., the Registrant's wholly- owned subsidiary (Wampler-Longacre) (collectively, Wampler), Cuddy Farms, Inc. (Cuddy) and Cuddy International Corporation (Cuddy International) (collectively, the Cuddy Corporations), Wampler acquired substantially all the assets of Cuddy's turkey processing division. The transaction was closed on August 29, 1994. The acquired assets included, without limitation, Cuddy's processing facility, further processing facility, feed mill, three turkey grow-out farms, leasehold interest in a second further processing facility, and all working capital, machinery and fixtures, equipment and other tangible personal property for, and inventory in, such facilities (the Assets).

          The purchase price for the Assets was $73.3 million, subject to certain post- closing adjustments which are not expected to be material. Of the total purchase price, $42.5 million was paid in cash, and the balance was issued in shares of the Registrant's common stock. The number of shares was based on a value of $24 per share. Cash was generated from short term borrowings.

          Cuddy's turkey processing division operated the Assets as a fully integrated turkey processor. The Registrant intends to continue those operations at their present locations in North Carolina.
          The shares issued in this transaction, which have not been registered under the Securities Act of 1933, are subject to a voting trust agreement by and among the Registrant, Cuddy and an independent corporate trustee. The Voting Trust Agreement will terminate upon the earlier of (a) the fourth anniversary of the Closing date; (b) the date on which a business acquisition by the Registrant occurs in which in excess of five percent (5%) of its then outstanding common stock is issued without voting and transfer restrictions similar to the Voting Trust Agreement and Cuddy's stock ownership in the Registrant after such acquisition is less than five percent (5%) of the total outstanding shares of the Registrant's common stock; or (c) the date on which a "Change of Control" in the Registrant occurs. For purposes of the Voting Trust Agreement, a Change of Control means the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the Exchange Act)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 30 percent (30%) of either the then outstanding shares of common stock of the Registrant or the combined voting power of the then outstanding voting securities of the Registrant entitled to vote generally in the election of directors. During the term of the Voting Trust Agreement, the trustee will vote in accordance with the recommendation of the Registrant's Board of Directors, as it exists at the time of the vote of the Registrant's shareholders, or if there is no recommendation, as directed by the registered holder of the voting trust certificate representing the shares held by the trustee. Unless otherwise agreed to in writing by the Registrant, the voting trust certificates are not transferable except that (a) the holder thereof may pledge, mortgage or otherwise encumber the certificates and (b) the holder thereof may transfer the certificates to Cuddy International or a wholly-owned subsidiary of Cuddy International. Any transferee shall also be
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subject to the Voting Trust Agreement.  After termination of the
Voting Trust Agreement, Cuddy will have certain demand and incidental registration rights, pursuant to a Registration Agreement dated August 29, 1994.

          Further, the voting trust certificates and the underlying shares have been pledged by Cuddy to secure payment and performance by Cuddy under certain loan agreements executed by Cuddy with Cooperatieve Centrale Raiffeisen-Boerenieenbank B.A., "Rabobank Nederland, New York Branch" (Rabobank) and The Prudential Insurance Company of America (Prudential). In order to effect the pledges, the Registrant, Cuddy, Rabobank, Prudential and the Trustee entered a Put and Call Agreement dated August 29, 1994.

          Pursuant to the Put and Call Agreement, upon the occurrence of a default, as defined in the Put and Call Agreement, if either Rabobank or Prudential, as the case may be (Transferring Bank) desires to transfer the voting trust certificates in connection with its realization on the voting trust certificates pursuant to the applicable loan agreement, it must provide written notice of the intended transfer to the Registrant. Upon delivery of the notice, the Registrant shall have a call option, exercisable within a period of twenty (20) days thereafter, obligating the Transferring Bank to sell the voting trust certificates at a price of twenty dollars ($20) per underlying share. Similarly, upon delivery of written notice of an intended transfer, the Transferring Bank shall have a put option, exercisable within a period of twenty (20) days thereafter, obligating the Registrant to purchase the voting trust certificates at a price of fifteen dollars ($15) per underlying share. In the event the Registrant fails to fulfill its obligation under the put option, the Trustee is directed to immediately release the underlying shares and to transfer them to the Transferring Bank, or its nominee, free and clear of the Voting Trust Agreement. The Put and Call Agreement terminates upon the termination of the voting trust.

          Also in connection with the acquisition, Cuddy, Cuddy International, A.M.C. Family Holdings, Ltd. and A.M. Cuddy (the Cuddy Group) entered into a Non-Competition and Name Use Agreement by which the Cuddy Group covenants not to compete with Wampler-Longacre for a period of four years in the business of poultry production for processing, further processing or marketing of processed poultry products (exclusive of production of eggs and poults) (the Protected Business) in the geographical area in the continental United States in which Wampler-Longacre or its affiliates currently conduct business. Sales to certain existing customers of the Cuddy Group are excluded. The Registrant paid Cuddy $500,000 in cash at closing in consideration of the agreement. Pursuant to the Non-Competition and Name Use Agreement, Cuddy also granted Wampler- Longacre a five (5)-year exclusive right and license to the "Cuddy" name within the continental United States for the Protected Business. The Non-Competition and Name Use Agreement contains "standstill" provisions by which the Cuddy Group agrees, for so long as the Voting Trust Agreement is not terminated, not to: solicit proxies or participate in an election contest relating to election of the directors; act together with others to acquire; hold or vote the Registrant's common stock; purchase or otherwise acquire the Registrant's common stock; or act alone or together with any person to acquire, or propose a business combination with, the Registrant.


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          Pursuant to the Asset Purchase Agreement, a Cuddy
representative was appointed to the Registrant's Board of Directors to serve until the next annual meeting of the shareholders, and to be recommended by the Registrant's Board of Directors for election at such meeting.

          The parties to the Agreement also signed separate indemnification agreements (the "Indemnification Agreements"), mutually agreeing to certain indemnification. On the part of the Cuddy Corporations, indemnification of Wampler is required in connection with certain possible litigation relating to stockholder and employee complaints. On the part of Wampler, indemnification of the Cuddy Corporations is required in connection with pending or possible litigation relating to the efforts of Tyson Foods, Inc. to acquire the Registrant. Both agreements terminate upon final termination of all actions, suits, proceedings or investigations relating to the respective litigations.

          The foregoing description is qualified in its entirety by reference to the exhibits hereto, which are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.
          Because it is impracticable to provide the requisite financial statements at the time of this filing, they will be filed under cover of Form 8-K/A as they are available, but no later than 75 days from the date of this report.

                                 EXHIBITS
Exhibit

     2.1 Asset Purchase Agreement dated July 27, 1994 - incorporated by reference to the Registrant's Form 8-K filed July 29, 1994

     4.1       Put and Call Agreement dated August 19, 1994
     4.2       Non-Competition and Name Use Agreement dated August 29,
              1994

     4.3       Registration Rights Agreement dated August 29, 1994
     9.1       Voting Trust Agreement dated August 29, 1994
    10.1 Indemnification Agreement dated July 27, 1994 by and between WLR Foods, Inc. and Cuddy Farms, Inc. - incorporated by reference to the Registrant's Form 8-K filed July 29, 1994

    10.2 Indemnification Agreement dated July 27, 1994 by and among Cuddy Farms, Inc., Cuddy International
               Corporation and WLR Foods, Inc. - incorporated by
               reference to the Registrant's Form 8-K filed July 29,
               1994

    99.2       Press Release dated August 29, 1994
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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WLR Foods, Inc.



By:_________________________________
           Delbert L. Seitz
                                      Chief Financial Officer
                                              Secretary and Treasurer

22278
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                               EXHIBIT INDEX

Exhibit No.         Description                                  Page
Number
  2.1          Asset Purchase Agreement dated July 27, 1994      N/A
               incorporated by reference to the Registrant's
               Form 8-K filed July 29, 1994

  4.1          Put and Call Agreement dated August 19, 1994      7

  4.2          Non-Competition and Name Use Agreement            16
               dated August 29, 1994

  4.3          Registration Rights Agreement dated August 29, 1994 20

  9.1          Voting Trust Agreement dated August 29, 1994       33

 10.1          Indemnification Agreement dated July 27, 1994     N/A
               by and between WLR Foods, Inc. and Cuddy Farms,
       Inc. incorporated by reference to the
               Registrant's Form 8-K filed July 29, 1994

 10.2          Indemnification Agreement dated July 27, 1994     N/A
            by and among Cuddy Farms, Inc., Cuddy
               International Corporation and WLR Foods, Inc. - incorporated by reference to the Registrant's Form 8-K filed July 29, 1994

99.2          Press Release dated August 29, 1994                42